                                                                     EXHIBIT 4.6

                            SHAREHOLDERS AGREEMENT
                            ----------------------


  THIS SHAREHOLDERS AGREEMENT (the "Agreement") is made and entered into as of
                                    ---------
December 27, 1996, among each Person (as defined below) listed on the signature pages hereto (such Persons, other Persons who become parties hereto in accordance with the provisions hereof, and their respective successors and permitted assigns are hereinafter individually referred to as a "Holder" and
                                                                 ------
collectively referred to as the "Holders") and Talton Holdings, Inc., a Delaware
                                 -------
corporation (the "Company").
                  -------

                             W I T N E S S E T H:
                             - - - - - - - - - -

  WHEREAS, the Company has authorized capital stock consisting of (i) 49,600 shares of Class A common stock, $.01 par value ("Class A Common"), (ii) 400
                                                 --------------
shares of Class B common stock, $.01 par value ("Class B Common") (the Class A
                                                 --------------
Common and Class B Common being referred to herein collectively as the "Common
                                                                        ------
Stock"), (iii) 6,000 shares of Senior Preferred Stock (the "Senior Preferred
-----                                                       ----------------
Stock") which are convertible to shares of Class A Common, and (iv) up to 44,000
-----
shares of Junior Preferred Stock (the "Junior Preferred Stock") to be
                                       ----------------------
established and issued upon the unanimous consent of the Company's Board of Directors as provided herein (the Senior Preferred Stock and the Junior Preferred Stock being referred to herein collectively as the "Preferred Stock");
                                                              ---------------

  WHEREAS, the Company has entered into certain warrant agreements (the "Warrant
                                                                         -------
Agreements") pursuant to which the Company will issue warrants ("Warrants")
----------                                                       --------
entitling certain Holders to purchase shares of Class A Common, upon the terms and restrictions provided therein;

  WHEREAS, the Holders listed on Schedule 1 will acquire the number of shares of Common Stock set forth opposite their names on Schedule 1, and as a condition to such acquisition have agreed to enter into this Agreement;

  WHEREAS, the Talton Holders (hereinafter defined) will acquire 5,000 shares of Senior Preferred Stock and the AmeriTel Holders will acquire up to 1,000 shares of Senior Preferred Stock, and as a condition to such acquisition such Holders have agreed to enter into this Agreement;

  WHEREAS, the Holders listed on Schedule 2 (the "Warrant Holders") will acquire Warrants entitling them to purchase the number of shares of Class A Common set forth opposite their names on Schedule 2, and as a condition to the acquisition of such Warrants have agreed to enter into this Agreement;

  WHEREAS, it is intended that all shares of Common Stock, all shares of Preferred Stock and all Warrants be entitled to the benefits and subject to the restrictions contained in this Agreement, whether such shares or Warrants are issued contemporaneously herewith or are subsequently issued by the Company, or whether such shares are acquired by exercise of the Warrants, acquired by conversion of the Preferred Stock, subsequently issued by the Company or otherwise, and that any Person not already a party to this Agreement as a condition to such Person acquiring shares of Common Stock, shares of Preferred Stock or Warrants becomes a party hereto;

  NOW, THEREFORE, in consideration of the covenants and agreements made herein, the Holders and the Company agree as follows:

  1.  CERTAIN TERMS.  As used herein, the following terms shall have the
      -------------
meanings set forth below:

  "AFFILIATE" with respect to any Person, shall mean (a) any other Person that
   ---------
directly, or indirectly, through one or more intermediaries, Controls, or is Controlled by, or under common Control with such Person, (b) any director, officer, or partner of such Person, or (c) any father, mother, brother, sister or descendant of such Person. For purposes of this Agreement, none of the EUFCC Holders, Talton Holders, CIBC or any of their respective Affiliates shall be deemed to be an Affiliate of the Company.

  "AMERITEL HOLDERS" shall mean Terry C. Matlack, John R. Summers, Richard C.
   ----------------
Green, Jr., Robert K. Green, T. Randall Thompson, Roger K. Sallee, John R. Baker, John Dunn, David P. Lorenz, and their respective Affiliates.

  "BUSINESS DAY" means any day on which commercial banks are not authorized or
   ------------
required to close in New York, New York, and shall also include any legal holiday on which the National Market System of the National Association of Securities Dealers Automated Quotation System is open for trading on a regular basis.

  "CAPITAL STOCK" shall mean the Common Stock and any Common Stock Equivalents.
   -------------

  "CERTIFICATE" shall mean that certain Restated Certificate of Incorporation of
   -----------
the Company filed with the Secretary of State of the State of Delaware on December 23, 1996.

  "CIBC" shall mean CIBC Wood Gundy Ventures, Inc., and its Affiliates.
   ----

  "COMMON STOCK EQUIVALENTS" shall mean (without duplication with any other
   ------------------------
Common Stock or Common Stock Equivalents) rights, warrants (including any contingent warrants), options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance, upon the passage of time, or upon the occurrence of some future event, including without limitation, the Warrants and the Senior Preferred Stock.

  "CONTROL," "CONTROLS," "CONTROLLED" and "CONTROLLING" with respect to any
   -------    --------    ----------       -----------
Person shall mean the ability to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

  "EUFCC HOLDERS" shall mean Gregg L. Engles, Todd W. Follmer, Joseph P. Urso,
   -------------
and their respective Affiliates.

  "FAIR MARKET VALUE" means fair market value, as determined in good faith by
   -----------------
the Company's Board of Directors; provided that if any party to a purchase and sale transaction for which determination of Fair Market Value is required (an "Appraisal Transaction") objects in writing to such determination within ten
(10) days after receiving notice thereof, then such fair market value will be determined by an independent appraiser, accountant or investment bank (the "Appraiser") acceptable to all of the parties to the Appraisal Transaction. If the parties cannot agree on an Appraiser, then all Persons buying in the Appraisal Transaction (acting as a group) will select one independent appraiser, accountant or investment bank and all Persons selling in the Appraisal Transaction (acting as a group) will select one independent appraiser, accountant or investment bank, and the two appraisers, accountants or investment banks will select the Appraiser. The Appraiser's appraisal of the fair market value will be conclusive and binding on all parties to the Appraisal Transaction. The costs of the Appraiser will be borne fifty percent (50%) by all of the buyers in the Appraisal Transaction and fifty percent (50%) by all of the sellers in the Appraisal Transaction, in each case based on their pro rata participation in the Appraisal Transaction.

  "FULLY-DILUTED COMMON STOCK" shall mean, at any time, the then outstanding
   --------------------------
shares of Common Stock of the Company plus (without duplication) all Common Stock Equivalents.

  "INTERESTED PARTY" means each Person who, as a result of an Involuntary
   ----------------
Transfer, has an interest in Capital Stock previously owned by a Holder, including (as applicable) the affected Holder's personal representative, spouse or successor.

  "INVOLUNTARY TRANSFER" means any Marital Relationship Transfer or any transfer
   --------------------
of Capital Stock by a Holder that results from the attachment, sequestration, garnishment or other similar involuntary transfer resulting from a bankruptcy or other proceeding affecting such Holder.

  "MAJORITY IN INTEREST OF THE OTHER HOLDERS" shall mean any group of Holders
   -----------------------------------------
(other than and excluding CIBC, the Talton Holders, the EUFCC Holders, Regent and their respective Affiliates, successors and assigns) that, in the aggregate beneficially own a majority in interest of the Fully-Diluted Common Stock, not including any Fully-Diluted Common Stock beneficially owned by the Holders listed in the preceding parenthetical phrase.

  "MARITAL RELATIONSHIP TRANSFER" means any transfer of Capital Stock owned by a
   -----------------------------
Holder that results from the divorce of such Holder or the death of such Holder's spouse under circumstances in which such Holder does not succeed to the spouse's interest (if any) in such Capital Stock.

  "NEW SECURITIES" means any Capital Stock of the Company, whether now
   --------------
authorized or newly authorized, except (a) Capital Stock issued by the Company to directors, employees, consultants or advisors of the Company or its subsidiaries pursuant to a written compensatory benefit plan adopted by the Company's board of directors (the "Board of Directors"); (b) Common Stock issued
                                   ------------------
upon conversion or exchange of previously issued Common Stock Equivalents; (c) Capital Stock issued or sold as consideration to the seller(s) in a bona fide acquisition by the Company (through merger, consolidation, stock purchase or asset purchase) of the operations of another entity which acquisition shall have been approved by the Board of Directors; (d) any borrowings, direct or indirect, from financial institutions or other Persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instruments (including such borrowings which provide for equity features such as warrants, options or other similar rights to purchase Capital Stock provided that the aggregate amount of shares subject to issuance thereunder shall not in the aggregate exceed 10% of the Fully-Diluted Common Stock); (e) securities issued in a Public Offering; and (f) any right, option or warrant to acquire any security convertible into any of the securities described in any of the foregoing subsections (a) through (e) above.

  "ONYX HOLDERS" means Onyx Talton Partners, L.P. and Sachs Investment Partners
   ------------
and their respective Affiliates.

  "PERSON" means an individual, partnership, corporation, limited liability
   ------
company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

  "PRO RATA" shall mean, with respect to a Holder, the percentage obtained by
   --------
dividing the number of shares of FullyDiluted Common Stock beneficially owned by such Holder by the total number of shares of Fully-Diluted Common Stock owned by all Holders that are entitled to participate in the subject transaction.

  "PUBLIC OFFERING" shall mean a registered public offering under the Securities
   ---------------
Act of equity interests in the Company or any successor to the Company which public offering is made pursuant to a registration statement on Form S-1 or a successor form and which yields gross proceeds to the Company of at least $20,000,000.

  "REGENT" shall mean Regent Capital Equity Partners, L.P., and its Affiliates.
   ------

  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any
   --------------
similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

  "SIGNIFICANT HOLDER" means any Holder (and its respective Affiliates,
   ------------------
successors and permitted assigns) owning five percent (5%) or more of the Fully-Diluted Common Stock

  "SUBSIDIARIES" shall mean AmeriTel Pay Phones, Inc., a Missouri corporation,
   ------------
Talton Telecommunications Corporation, an Alabama corporation, Talton Telecommunications of Carolina, Inc., an Alabama corporation, and any other corporations, partnerships, joint ventures, associations and other entities controlled by the Company, directly or indirectly through one or more intermediaries.

  "TALTON HOLDERS" shall mean Julius E. Talton, Sr., Julius E. Talton, Jr.,
   --------------
James E. Lumpkin, and their respective Affiliates.

  "THIRD PARTY OFFER" means an offer that a Selling Party receives from a
   -----------------
proposed buyer to purchase part or all of the Selling Party's Capital Stock, which complies with the following requirements: (a) the offer must be in writing and executed by the proposed buyer; (b) all consideration must be cash in lawful money of the United States; (c) the offer must be by the principal identified in the offer (and not by an agent acting on behalf of an undisclosed principal); and (d) the offer must specifically provide that the offer is not assignable by the proposed buyer.

  "VOLUNTARY TRANSFER" means any sale or other transfer of Capital Stock by a
   ------------------
Holder, except (a) a transfer to such Holder's spouse or descendants or a trust entirely for the benefit of such Holder or his spouse or descendants; (b) a testamentary transfer or a transfer by intestate succession; (c) a transfer to an Affiliate of the Holder or among Affiliates of the Holder; and (d) an Involuntary Transfer. Notwithstanding anything to the contrary herein, any transfer among the Talton Holders will not be a Voluntary Transfer.

  2.  BOARD OF DIRECTORS.
      ------------------

  (a) Each Holder and the Company shall take all actions reasonably within his, her, or its power to accomplish each of the following (including, without limitation, the voting of all Common Stock of which a Holder or any of its Affiliates has beneficial ownership or with respect to which it or any of its Affiliates has voting power; requesting, in accordance with clause (iii) below, the removal of any director or directors designated by it pursuant to this
Section 2 who fail to vote in favor of each of the following):

         (i) to cause immediately following the consummation of the Company's senior secured debt financing and subordinated debt financings anticipated to occur on or about the date hereof (the "Acquisition Financing") the Board of Directors of the Company and the Board of Directors of each of the Subsidiaries (collectively, the Board of Directors) to initially consist of a total of eleven (11) members or such other number may be unanimously agreed by all members of the Board of Directors;

         (ii) subject to Section 2(b) below, to cause immediately following the consummation of the Acquisition Financings the election to the Board of Directors of the following persons:

              (A) Two (2) Class A/B Directors (as defined in the Certificate) as designated by CIBC;

              (B) One (1) Class A/B Director as jointly designated by the Talton Holders;

              (C) Five (5) Class B Directors (as defined in the Certificate) as jointly designated by the EUFCC Holders, with the EUFCC Holders initially to designate as one of its five (5) designees a member of AmeriTel Pay Phones, Inc.'s current management and to designate as another one (1) of its designees a principal owning thirty percent (30%) or more of the shares of Onyx Partners, Inc.;

              (D)  Two (2) Class A/B Directors designated by Regent; and

              (E) One (1) Class A/B Director designated jointly by all Holders except the EUFCC Holders, the Talton Holders, the AmeriTel Holders, the Onyx Holders, and CIBC.

         (iii) to cause the removal as a director of any person designated pursuant to Section 2(a)(ii) above if so requested by the Holder(s) who designated such director;

         (iv) subject to Section 2(b) below, in the event that any director (a "Withdrawing Director") designated as set forth in Section 2(a)(ii) above is unable to serve, or once having commenced to serve, is removed or resigns from the Board of Directors, to cause the election to, and continued service on, the Board of Directors as such Withdrawing Director's replacement, a person (the "Substitute Director") designated by the Holder(s) who designated the Withdrawing Director;

         (v) in the event any Holder(s) entitled to designate a director or directors pursuant to this Agreement choose(s) not to designate any director or directors, to cause such directorship or directorships to remain vacant until such time as such Holder(s) desire(s) to make such designation;

         (vi) to cause the appointment of observers who are permitted to attend all meetings of the Board of Directors and who have such other rights agreed to by the Company in that certain Purchase Agreement for the senior subordinated notes dated as of December 27, 1996, as the same may be amended from time to time;

         (vii) to cause no action to be taken at any meeting of the Board of Directors unless each director shall receive at least two Business Days' notice of such meeting or shall waive such notice; and

         (viii) to cause the Board of Directors to cause the Company to take the actions and fulfill the obligations set forth in Section 6 below.

    (b) Except as provided in this Section 2(b), the right to designate a director or directors of the Company under this Agreement is not assignable. Notwithstanding the foregoing, CIBC may assign its right to designate directors under this Agreement in connection with a permitted transfer of all or part of its Common Stock as follows:

         (i) CIBC may assign its right to designate two (2) Class A/B Directors to any holder or group of holders (as defined in Rule 13d-5(b)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Rule 13d5(b)(i)")) that holds or owns seven and one-half percent (7.5%) or more of the outstanding Common Stock, provided that CIBC still has prior to such assignment the right to designate two (2) Class A/B Directors under this Agreement.

         (ii) CIBC may assign its right to designate one (1) Class A/B Director to any holder or group of holders (as defined in Rule 13d-5(b)(i)) that holds and owns five percent (5%) or more of the outstanding Common Stock, provided that CIBC still has prior to such assignment the right to designate at least one (1) Class A/B Director under this Agreement.

    (c)  The right of Holders to designate a director or directors under this
Section 2 shall terminate at such time as set forth below.

         (i) At the time CIBC and/or its Affiliates shall own less than seven and one-half percent (7.5%) of the outstanding Common Stock, CIBC shall have the right to designate only one (1) Class A/B Director. At the time CIBC and/or its Affiliates shall own less than five percent (5%) of the outstanding Common Stock, CIBC shall no longer have the right to designate any directors.

         (ii) At the time the Talton Holders and/or their respective Affiliates shall own less than five percent (5%) of the outstanding Common Stock, the Talton Holders lose the right to designate any directors.

         (iii) At the time the EUFCC Holders and the Onyx Holders collectively shall own less than ten percent (10%) of the outstanding Common Stock, the EUFCC Holders lose the right to designate two (2) Class B Directors, and, in accordance with Section 2(f), all the Holders of outstanding Common Stock shall acquire the right to designate one (1) additional Class A/B Director with such voting power as set forth in the Certificate, which is one (1) full vote so as to maintain the total number of votes on the Board of Directors at nine (9) (and the membership on the Board of Directors shall be reduced to ten (10)). At the time the EUFCC Holders and the Onyx Holders collectively shall own less than seven and one-half percent (7.5%) of the outstanding Common Stock, the EUFCC Holders lose the right to designate another two (2) Class B Directors, and, in accordance with Section 2(f), all the Holders of outstanding Common Stock shall acquire the right to designate one (1) additional Class A/B Director with such voting power as set forth in the Certificate, which is one (1) full vote so as to maintain the total number of votes on the Board of Directors at nine (9) (and the membership on the Board of Directors shall be reduced to nine (9). At the time the EUFCC Holders and the Onyx Holders collectively shall own less than five percent (5%) of the outstanding Common Stock, the EUFCC Holders lose the right to designate any directors, and, in accordance with Section 2(f), all the Holders of outstanding Common Stock shall acquire the right to designate one
    (1) additional Class A/B Director with such voting power as set forth in the Certificate, which is one (1) full vote so as to maintain the total number of votes on the Board of Directors at nine (9) (and the membership on the Board of Directors shall remain at nine (9). In determining the percentage of ownership of the EUFCC Holders and the Onyx Holders for purposes of this
    Section 2(c)(iii),
    the Class B Common held by them will be deemed to have been converted into the appropriate number of Class A Shares as provided in the Company's Certificate, provided however, that if one of the designees of the EUFCC Holders is not a designee of Onyx pursuant to Section 2(a)(ii)(C), then the Common Stock owned by the Onyx Holders shall not be considered in calculating the percentages pursuant to this clause (iii).

         (iv) At the time Regent and/or its Affiliates shall own less than seven and one-half percent (7.5%) of the outstanding Common Stock, Regent shall have the right to designate only one (1) Class A/B Director. At the time Regent and/or its Affiliates shall own less than five percent (5%) of the outstanding Common Stock, Regent shall no longer have the right to designate any directors.

         (v) At the time any permitted assignee of CIBC's right to designate two (2) Class A/B Directors shall own less than seven and one-half percent (7.5%) of the outstanding Common Stock, such Holder shall have the right to designate only one (1) Class A/B Director. At the time any permitted assignee of CIBC's right to designate any directors shall own less than five percent (5%) of the outstanding Common Stock, such Holder loses the right to designate any directors.

    (d) Any Holder (or Holders, in the case of the EUFCC Holders) that has a right to designate a director or directors hereunder and all of whose designees for directors, as provided in Section 2(a) above, are not officers or employees of such Holder or any of its Affiliates shall have the right to have one of its officers or employees attend and observe all meetings of the Board of Directors; provided, that such officer or employee shall not be entitled to vote at any such meeting. The Company shall provide notice to each such Holder, whose designees for director are not officers or employees of such Holder, at the time it provides notice to the directors of forthcoming board meetings. The Company shall pay all reasonable costs of such representative to attend the meeting to the same extent the Company pays its directors' costs.

    (e) For so long as the EUFCC Holders shall have the right under this Agreement to designate five (5) Class B Directors, each such director designated by the EUFCC Holders shall have such voting power as set forth in the Certificate, which is 0.6 vote on any matter voted on by the Board of Directors (thus, the EUFCC Holders' director designees would have a combined three (3) director votes, or 0.6 x 5 = 3). For so long as the EUFCC Holders shall have the right under this Agreement to designate three (3) Class B Directors, each such director designated by the EUFCC Holders shall have such voting power as set forth in the Certificate, which is 0.667 vote on any matter voted on by the Board of Directors (thus, the EUFCC Holders' director designees would have a combined two (2) director votes, or 0.667 x 3 = 2). For so long as the EUFCC Holders shall have the right under this Agreement to designate one (1) Class B Director, such director shall have such voting power as set forth in the Certificate, which is one (1) full vote on any matter voted on by the Board of Directors. In the event the provisions of this Section 2(e) shall be held invalid or unenforceable under Delaware law at any time while the EUFCC Holders have the right to designate five (5) Class B Directors under this Agreement, or in the event the EUFCC Holders convert their Class B Common into Class A Common at any time the EUFCC Holders would otherwise have the right to designate five
(5) Class B Directors under this Agreement, then, in either such event the EUFCC Holders shall no longer have the right to designate five (5) Class B Directors but shall instead have the right to designate only three (3) Class A/B Directors immediately upon this Section 2(e) being held invalid or unenforceable or upon such conversion, and those three (3) directors shall have three (3) votes. In the event the provisions of this Section 2(e) shall be held invalid or unenforceable under Delaware law at any time while the EUFCC Holders have the right to designate three (3) Class B Directors under this Agreement, or in the event the EUFCC Holders convert their Class B Common into Class A Common at any time the EUFCC Holders would otherwise have the right to designate three (3) Class B Directors under this Agreement, then, in either such event the EUFCC Holders shall no longer have the right to designate three (3) Class B Directors but shall instead have the right to designate only two (2) Class A/B Directors immediately upon this Section 2(e) being held invalid or unenforceable or upon such conversion, and those two (2) directors shall have two (2) votes.

    (f) Whenever a party who is authorized under this Agreement to designate one or more members of the Board of Directors loses such right as to one or more directors, the director designation right as to such seat(s) on the Board of Directors shall devolve on all the Holders of Common Stock, subject to the provisions of Section 2(c)(iii) above and in accordance with the Certificate.

    (g) The Company shall pay the reasonable expenses of all directors for attendance at meetings of the Board of Directors.

    (h) For so long as the CIBC Holders shall have the right under this Agreement to designate any directors, in regard to a meeting of the Board of Directors, a quorum of the Board of Directors shall not be deemed to exist unless at least one (1) director designated by CIBC is a part of such quorum; provided, however, if there would have otherwise been a quorum but for the absence of a CIBC-designated director, a majority of directors present for such meeting may adjourn the meeting and send a special notice to the CIBC-designated director(s) and the other directors not in attendance at the meeting setting a date for reconvening the meeting of the Board of Directors at least three (3) Business Days after the meeting as to which no quorum existed by virtue of the absence of a CIBC-designated director was adjourned, and the Board of Directors may reconvene at such time and conduct business if a quorum is otherwise present, regardless of whether a CIBC-designated director is in attendance. Notwithstanding the foregoing, this
Section 2(h) shall not be applicable to a meeting of the Board of Directors to consider a Selling Party's Notice pursuant to Section 3(b) hereof.

    (i) The Boards of Directors of the Company's Subsidiaries shall at all times during the term of this Agreement consist of the same members as the Company's Board of Directors. The Boards of Directors of the Company's Subsidiaries shall each by resolution designate a committee which consists of two (2) or more directors. Such committees, to the extent provided in the resolutions of the respective Board of Directors, shall have and may exercise all the powers and authority of such Subsidiary's Board of Directors in the management of the business and affairs of such Subsidiary.

    (j) From and after the date of this Agreement the Board of Directors will not, and will not permit any of the Subsidiaries to enter into, or cause, suffer or permit to exist, any contract, agreement, understanding, arrangement or transaction (or any amendments to any of the foregoing) with any of the Company's Affiliates, any Affiliate of a Holder, or any Affiliate of any director unless such contract, agreement, amendment, understanding, arrangement or transaction (or any amendments to any of the foregoing) is fair and equitable to the Company or such Subsidiary comparable to the terms that would be achieved in an arm's length transaction with a person that is not an Affiliate and is a contract, agreement, amendment, understanding, arrangement or transaction (or any amendments to any of the foregoing) of the kind which would be entered into by a prudent person in the position of the Company or such Subsidiary with a person which is not one of its Affiliates. Any director who has a financial interest in, or is an Affiliate of any party who has a financial interest in, any contract, agreement, amendment, understanding, arrangement or transaction (or any amendments to any of the foregoing) that comes before the Board of Directors, shall (i) disclose the material facts of his or her relationship or interest as to the contract, agreement, amendment, understanding, arrangement or transaction (or any amendments to any of the foregoing) to the Board of Directors and (ii) abstain from voting thereon.

    3.   TRANSFERS OF CAPITAL STOCK.
         --------------------------

    (a)  Involuntary Transfers.  Upon any Involuntary Transfer of Capital Stock
         ---------------------
affecting a Holder (the "Affected Holder"), each Interested Party and the Affected Holder, as applicable, will comply with the following provisions:

         (i) The Interested Party and in the case of a Marital Relationship Transfer, the Affected Holder will deliver or cause to be delivered a written notice (the "Notice of

    Involuntary Transfer") to the Company no later than thirty (30) days after such Involuntary Transfer. The Notice of Involuntary Transfer will include
    (A) a description of the circumstances resulting in the Involuntary Transfer; (B) the name and address of each Interested Party; and (C) the type (i.e., Class A Common, Class B Common, Preferred Stock, and/or Warrants) and amount of Capital Stock subject to the Involuntary Transfer.

         (ii) In the case of a Marital Relationship Transfer, the Notice of Involuntary Transfer will constitute an irrevocable offer by the Interested Party to sell to the Affected Holder, at Fair Market Value, all or any portion of the Capital Stock that was subject to the Marital Relationship Transfer. Such offer will remain open for a period of thirty (30) days after delivery of the Notice of Involuntary Transfer. Within such 30-day period, the Affected Holder may elect to accept such offer in whole or in part by delivering to the Interested Party and the Company written notice of its irrevocable election to accept such offer. If the Affected Holder does not accept such offer within such 30-day period with respect to all of the Capital Stock subject to the Marital Relationship Transfer, then the Company will have the option, pursuant to Section 3(a)(iii), to purchase any remaining Capital Stock.

         (iii) The Notice of Involuntary Transfer will constitute an irrevocable offer by the Interested Party to sell to the Company (and/or to one or more Holders as hereinafter provided), at Fair Market Value, all or any portion of the Capital Stock subject to the Involuntary Transfer that is not purchased by the Affected Holder pursuant to Section 3(a)(ii). Such offer will remain open to the Company for a period of sixty (60) days after delivery of the Notice of Involuntary Transfer. Within such 60-day period, the Company may elect to accept such offer in whole or in part by delivering to the Interested Party written notice of its irrevocable election to accept such offer. If the Company does not fully exercise its right to purchase the Capital Stock subject to the Involuntary Transfer, then upon the expiration of the 60-day period referenced above, the Notice of Involuntary Transfer shall be deemed to be a "Selling Party's Notice" without a Third Party Offer and the Interested Party shall be deemed to be a "Selling Party" as such terms are hereinafter defined, and the Holders shall be given an opportunity to purchase the remaining Capital Stock, at Fair Market Value, as provided in Section 3(b) below.

         (iv) If the Affected Holder and/or the Company elect to purchase Capital Stock pursuant to this Section 3(a), the closing of the purchase and sale will occur on or before the ninetieth (90th) day following delivery of the Notice of Involuntary Transfer. The purchase price will be payable, at the option of the purchaser, (A) in a single lump sum at the closing, or
    (B) at least twenty percent (20%) in cash at the closing and the balance in four (4) equal annual installments of principal and interest, commencing one year after the closing, in which case each purchaser's obligation to pay the purchase price will be evidenced by a promissory note executed and delivered to the Interested Party by such purchaser at the closing. The outstanding principal amount of each such promissory note will bear interest at a fixed annual rate equal to the yield of the U.S. Treasury Securities having a maturity of four years reported in The Wall Street Journal on the date prior
                                       -----------------------
    to closing (or the most comparable government bond yield then reported). At the closing, the purchaser(s) will deliver the consideration payable to the order of the Interested Party, against delivery by the Interested Party of the Capital Stock being so purchased, free and clear of all liens, claims and encumbrances (other than this Agreement) and endorsed in good form for transfer.

    (b)  Voluntary Transfers.  If any Holder (the "Selling Party") intends to
         -------------------                       ------- -----
effect a Voluntary Transfer (any type of Voluntary Transfer is hereinafter included within the terms "sell" or "sale") of all or any portion of its Capital Stock (such Capital Stock or part thereof being hereafter called the "Offered
                                                                      -------
Stock"), and the Selling Party has received a Third Party Offer with respect to
-----
the Offered Stock, then the Selling Party may consummate a sale of the Offered Stock only if the Selling Party complies with the terms and conditions of this
Section 3(b), and, if applicable, the "Tag-Along" and "Drag-Along" Rights as set forth in Section 3(b)(ix) and 3(b)(x).

         (i) The proposed transferee (the "Buyer") shall not be a direct competitor of the Company, as determined promptly and in good faith by the Board of Directors.

         (ii) The Selling Party will deliver or cause to be delivered a written notice (the "Selling Party's Notice") to the Company of the terms, provisions, and conditions under which the Selling Party desires to sell the Offered Stock. The Company will promptly forward a copy of the Selling Party's Notice to all other Holders. The Selling Party's Notice shall include the following information:

              (A) a statement of the Selling Party's bona fide intention to sell Capital Stock;

              (B) the portion of the Selling Party's Capital Stock that is for sale and the type of Capital Stock that is for sale (i.e., Class A Common, Class B Common, Preferred Stock, and/or Warrants);

              (C) a copy of such Third Party Offer and the name and address of the Buyer and reasonably detailed information regarding the Buyer's relationship with any of the other Holders; and

              (D) a statement that the Offerees may exercise their "Tag-Along Right" under Section 3(b)(ix) and a "Transfer Tag Along Notice" as provided in Section 3(b)(ix)(D) below, if (I) the Selling Party holds ten percent (10%) or more of the Fully-Diluted Common Stock or if the Selling Party is an EUFCC Holder and (II) the Selling Party is not part of a Drag-Along Group that causes the sale of Capital Stock pursuant to
         Section 3(b)(x).

    With respect to a Notice of Involuntary Transfer that, pursuant to Section 3(a)(iii) hereof, is deemed to become a Selling Party's Notice of Sale in the absence of a Third Party Offer, the Interested Party shall deliver or cause to be delivered to all Holders and the Company a copy of the Notice of Involuntary Transfer with a statement that, pursuant to this Agreement, such Notice of Involuntary Transfer is deemed to be a Selling Party's Notice of Sale, with the Interested Party deemed to be the Selling Party. Such delivery is to be accomplished within ten (10) days of the date upon which the Notice of Involuntary Transfer is deemed under this Agreement to become a Selling Party's Notice of Sale, and such delivery shall be deemed, for purposes of this Section 3(b), to be the delivery of a Selling Party's Notice of Sale.

         (iii) The delivery of the Selling Party's Notice to the other Holders constitutes an offer (the "Offer") by the Selling Party to sell the Offered
                               -----
    Stock to the Offerees in accordance with the terms of this Section 3(b) for cash at the same price as specified in the Selling Party's Notice (or for Fair Market Value in the case of a Notice of Involuntary Transfer that is deemed under this Agreement to become a Selling Party's Notice of Sale).

         (iv) Within ten (10) Business Days of the Company's receipt of the Selling Party's Notice, the Company shall, subject to the provisions of
    Section 3(e), have the right to purchase all of the Offered Stock.

              (A) If the Company does not elect to purchase all of the Offered Stock within such ten (10) Business Day period, then the Company's right to purchase the Offered Stock shall terminate.

              (B) If the Company elects to purchase all of the Offered Stock pursuant to this Section 3(b), the Company shall notify all of the Holders within such ten (10) Business Day period that it is purchasing the Offered Stock, and the sale shall be made in accordance with
         Section 3(b)(vii) hereof. The Selling Party shall transfer the Offered Stock, free of all liens and encumbrances and properly endorsed, to the Company, and the Company shall be permitted to deliver the proper consideration to the Selling Party -- all in accordance with the provisions of Section 3(b)(vii).

         (v)  Response from Offerees.
              ----------------------

              (A) Each Offeree shall have a period of ten (10) Business Days from the date of delivery of the Selling Party's Notice (this ten (10) Business Day Period is referred to as the "Election Period") to accept
                                                    ---------------
         such Offer on the same terms, provisions, and conditions stated in the Selling Party's Notice unless the Company has exercised its right pursuant to clause (iv) above.

              (B) If an Offeree desires to accept the offer of a Selling Party to purchase part or all of the Offered Stock, then prior to the end of the Election Period, the Offeree must send a written notice of acceptance to the Company (the "Election Notice"), specifying the
                                         ---------------
         maximum amount of the Offered Stock that the Offeree would be willing to purchase (which may be in excess of such Offeree's Pro Rata share of the Offered Stock) on the terms and conditions set forth in the Selling Party's Notice. An Offeree's acceptance of the Offer must be actually received by the Company prior to the expiration of the Election Period. Any purported acceptance made orally shall be ineffective; an untimely acceptance shall be ineffective, and any purported acceptance which varies the terms of such Offer shall be deemed a rejection thereof for all purposes.

         (vi) At the end of the Election Period, the Company shall review the Election Notices and shall determine the rights of the Offerees and/or the Buyer to acquire the Offered Stock in accordance with the following provisions:

              (A) First, the Company shall determine if one or more of the Offerees have permissibly elected to purchase all of the Offered Stock (this determination shall be made pursuant to Section 3(b)(vi)(C)). If one or more of the Offerees have permissibly elected to purchase all of the Offered Stock, then the electing Offerees shall be obligated to purchase, and the Selling Party shall be obligated to sell, the Offered Stock in the manner set forth in Section 3(b)(vi)(C)(II).

              (B) Second, if the Offerees elected to purchase less than all of the Offered Stock, the Company shall send a notice to the Offerees informing them of the amount of Offered Stock which the Offerees have not yet elected to purchase (the "Shortfall Notice"). Each Offeree shall have a period of five (5) Business Days from the date of delivery of the Shortfall Notice (the "Extended Election Period") to send a new Election Notice to the Company specifying the maximum amount of Offered Stock that the Offeree would be willing to purchase on the terms and conditions set forth in the Selling Party's Notice. If, after the end of the Extended Election period, the Offerees have still not elected to purchase all of the Offered Stock, then the Offer shall be deemed rejected. In that event, the Company shall notify the Offerees and the Selling Party that the Offer has been rejected, and the Selling Party shall have the following options:

                   (I) The Selling Party may sell the Offered Stock to the Buyer subject to the "Tag-Along Rights" (if applicable) of all other Holders as set forth in Section 3(b)(ix); and

                   (II) If Section 3(b)(vi)(B)(I) does not apply, then the
              Selling Holder shall be free to sell the Offered Stock to the Buyer identified in the Third Party Offer in accordance with
              Section 3(b)(viii).

              (C) The Offered Stock shall be sold in the manner set forth below:

                   (I) First, the Company shall be entitled to purchase all of the Offered Stock pursuant to Section 3(b)(iv) above; and

                   (II) Second, if the Company does not elect to purchase all of the Offered Stock, then the Offered Stock may be sold to, and may be purchased by, the Offerees in the manner set forth in this
              Section 3(b)(vi)(C)(II). The Company must initially evaluate the Election Notices and, if applicable, those Election Notices submitted during the Extended Election Period to determine if the Offerees collectively elected to purchase the entire Offered Stock. If after the termination of the Election Period, or, if applicable, the Extended Election Period, the Offerees have not elected to purchase the entire Offered Stock, then the Offerees shall have no right to purchase the Offered Stock pursuant to this
              Section 3(b)(vi)(C)(II), and the Selling Party shall have those options described in Section 3(b)(vi)(B). If the Offerees have elected to purchase the entire Offered Stock, then the electing Holders shall be entitled to purchase the Offered Stock in a manner set forth in clauses (a) and (b) below:

                        (a)  First, each of the Holders ("Like Kind Offerees")
                                                          ------------------
                   owning the same type of Capital Stock as the Offered Stock (i.e., Common Stock, with no distinction being made for purposes of this section between Holders of Class A Common and Class B Common, and/or Preferred Stock and/or Warrants) (referred to as "Like Kind Stock") shall be entitled to purchase the amount of the Like Kind Offered Stock such Like Kind Offeree agreed to purchase in its Election Notice, provided however, if the aggregate amount which all Like Kind Offerees have agreed to purchase in their Election Notices is in excess of the amount of Like Kind Offered Stock, (each Like Kind Offeree shall be entitled to purchase its pro rata share of the Offered Stock (based on the relative amounts each have agreed to purchase in their Election Notices); and

                        (b) Second, if after the application of Section 3(b)(vi)(C)(II)(a) above, there remains any Offered Stock, and one or more other Offerees ("Unlike Kind Offerees") have
                                                    --------------------
                   elected to purchase the Offered Stock, then those electing Unlike Kind Offerees shall be entitled to purchase the amount of the Offered Stock such Unlike Kind Offerees agreed to purchase in their Election Notices, provided however, if the aggregate amount which all Unlike Kind Offerees have agreed to purchase in their Election Notices is in excess of the remaining amount of Offered Stock, each Unlike Kind Offeree shall be entitled to purchase its pro rata share of the remaining Offered Stock (based on the relative amount each have agreed to purchase in their Election Notices).

         (vii) If, pursuant to this Section 3(b), the Company or one or more Offerees become obligated to purchase part or all of the Offered Stock, the Selling Party shall transfer such portion of the Offered Stock, free of all liens and encumbrances (other than those imposed by this Agreement) and properly endorsed, to the respective purchasing Offerees thereof within thirty (30) days after the expiration of the Election Period or the Extended Election Period, if applicable. This transfer shall be made against delivery by the purchasing Offerees of immediately available funds payable to the Selling Party.

         (viii) If, pursuant to Section 3(b)(vi)(B) hereof, the Offer has been deemed rejected by the Offerees, then subject to Section 3(b)(ix) and
    Section 3(b)(x), if applicable, the Selling Party may sell the Offered Stock to the Buyer identified in the Selling Party's Notice on such other terms and conditions no less favorable than the terms set forth in the Selling Party's Notice; provided, however, that such sale must close within ninety
    (90) days after the expiration of the Election Period.

         (ix)    "Tag-Along" Rights.  If any Holder of ten percent (10%) or more
                 ------------------
    of the Fully-Diluted Common Stock or any EUFCC Holder ("Selling Holder")
                                                            --------------
    proposes a Voluntary Transfer of Common Stock (the "Offered Common Stock")
                                                        --------------------
    to a Proposed Buyer pursuant to Section 3(b) hereof, then as to the other Holders of Common Stock ("Tag-Along Holders"):
                              -----------------

              (A) each Tag-Along Holder shall have the right to require the Proposed Buyer to purchase from such Tag-Along Holder (and the Selling Holder shall reduce by a corresponding amount) the number of shares of Common Stock which is equal to the product of the number of shares of Offered Common Stock and the fraction the numerator of which is the number of shares of Common Stock owned by the Tag-Along Holder (and its Affiliates) and the denominator of which is the total number of shares of Common Stock outstanding.

              (B) Any Common Stock purchased from a Tag-Along Holder pursuant to this Section 3(b)(ix) shall be purchased at the same price and upon all of the same terms and conditions (including appropriate representations and warranties, as applicable) as the proposed transfer by the Selling Holder.

              (C) If a Holder proposes to transfer any Common Stock which is subject to the provisions of this Section 3(b)(ix), it shall notify, or cause to be notified, the Company in writing not less than ten (10) days nor more than thirty (30) days prior to the time of the proposed transfer (the "Transferor Tag-Along Notice"). The Company will promptly forward a copy of the Transferor Tag-Along Notice to all other Holders. The Transferor Tag-Along Notice shall set forth: (I) the name and address of the Proposed Buyer and reasonably detailed information regarding the Buyer's relationship with the other Holders;
         (II) the proposed amount of consideration, which must be cash in lawful money of the United States and the terms and conditions of offered by the Proposed Buyer (the "Third Party Terms"); and (III) that the Proposed Buyer has been informed of the terms of this Section 3(b)(ix) and has agreed to purchase Common Stock in accordance with the terms hereof.

              (D) The Tag-Along Right provided for in this Section 3(b)(ix) may be exercised by any Tag-Along Holder by delivery of a written notice to the Company and the Selling Holder (the "Tag-Along Notice") within five
         (5) days following receipt of the Transferor Tag-Along Notice (the "Tag-Along Period"). The Tag-Along Notice shall state the maximum amount of Common Stock, by type, that such Tag-Along Holder wishes to include in the transfer to the Proposed Buyer.

              (E) Within five (5) Business Days after the expiration of the Tag-Along Period, the Company shall determine the amount(s) and type(s) of Common Stock that each Tag-Along Holder shall be entitled to sell, calculated pursuant to this Section 3(b)(ix). Upon the giving of the Tag-Along Notice, each Tag-Along Holder shall be obligated to sell to the Proposed Buyer the amount(s) of Common Stock set forth in the Tag-Along Notice on the Proposed Buyer's terms. If the Proposed Buyer does not purchase the Common Stock from any Tag-Along Holder as required pursuant to this Section 3(b)(ix), then the transfer by any Selling Holder and all Tag-Along Holders to such Proposed Buyer shall be null and void and of no effect whatsoever.

              (F) After expiration of the Tag-Along Period, if the provisions of this Section 3(b)(ix) have been complied with and no Tag-Along Notice has been given, the Selling Holder shall have the right for sixty (60) days to transfer such Common Stock to the Proposed Buyer on the Proposed Buyer's terms, but after sixty (60) days, no such transfer may be made without again giving notice to the other Holders of the proposed transfer and complying with the requirements of Section 3(b), including this Section 3(b)(ix).

         (x)  "Drag-Along" Right.
               -----------------

              (A) If a Holder or a group of Holders owning Common Stock representing sixty percent (60%) or more of the total amount of the outstanding Common Stock plus In the Money Warrants, proposes to transfer all their Common Stock to any third party who is not a Holder or an Affiliate of a Holder (each, a "Drag-Along Group") then the Drag-
                                               ----------------
         Along Group shall have the right to require all other Holders (the

         "Compelled Holders") to sell to the third party all of their Capital
         ------------------
         Stock notwithstanding any requirements to deliver a Selling Party's Notice pursuant to Section 3(b) which would otherwise be applicable.

              (B) If a Third Party Offer is extended contemplating the acquisition of seventy-five percent (75%) or more of all outstanding Common Stock and all In the Money Warrants, and (ii) a Holder or a group of Holders owning Common Stock representing seventy-five percent (75%) or more of the outstanding Common Stock plus In the Money Warrants proposes to accept such Third Party Offer (again, each a "Drag-Along Group"); then the Drag-Along Group shall have the right to require all Holders of Common Stock and In the Money Warrants (which for purposes of this Section 3(b)(x) hereof shall include the Drag Along Group) (the "Compelled Holders") to sell to the third party their
                            -----------------
         outstanding Common Stock and In the Money Warrants in accordance with the Third Party Offer notwithstanding any requirements to deliver a Selling Party's Notice pursuant to Section 3(b) which would otherwise be applicable. For purposes of this Section 3(b)(x), "In the Money
                                                                ------------
         Warrants" shall refer to Warrants having a strike price less than the
         --------
         per share price at which the third party proposes to purchase the Common Stock;

              (C) Any Common Stock or In the Money Warrants purchased from a Compelled Holder pursuant to this Section 3(b)(x) shall be purchased at the same price and on the same terms and conditions as the proposed transfer by the Drag-Along Group, provided that the purchase price for the In the Money Warrants shall not be less than the difference between the per share price of the Common Stock and the strike price of the In the Money Warrant times the number of shares issuable upon exercise of such warrants. With respect to Section 3(b)(x)(A), any Common Stock purchased pursuant thereto will be purchased at the same price and terms and conditions (including appropriate representations and warranties, as applicable) as the proposed transfer by the Drag-Along Group, and any other Capital Stock (other than Senior Preferred Stock and Common Stock) purchased pursuant thereto shall be purchased at Fair Market Value but otherwise on all of the same terms and conditions (including appropriate representations and warranties, as applicable) as the proposed transfer by the Drag-Along Group. In any circumstance under Section 3(b)(x)(A) or (B), all Senior Preferred Stock shall be redeemed at its liquidation preference at the time of the transfer (which liquidation preference as set forth in the Certificate includes an amount equal to any accrued but unpaid dividends); provided, however, the Holders of the Preferred Stock shall be given the opportunity to exercise their conversion rights and become a Compelled Holder prior to any redemption.

              (D) The Drag-Along Group that proposes to transfer any Capital Stock shall, unless otherwise requested by the Buyer for confidentiality or other reasons, notify, or cause to be notified, the Company of the proposed transfer not less than ten (10) days prior to the time of entering into a binding agreement requiring a transfer pursuant to this Section 3(b)(x). Upon receipt of such notice, the Company will promptly forward a copy thereof to all Compelled Holders. In all events the Drag-Along Group shall notify the Company in writing not less than twenty (20) days nor more than sixty (60) days prior to the time of such proposed transfer (the "Transferor Drag-Along
                                                  ---------------------
         Notice"). The Company will promptly forward a copy of the Transferor Drag-Along Notice to all Compelled Holders. The Transferor Drag-Along Notice shall set forth: (I) the name and address of the third party and reasonably detailed information regarding the Buyer's relationship with the other Holders; (II) the proposed amount of consideration (which must be cash in lawful money of the United States) and terms and conditions of payment offered by the third party (the "Drag-Along Third Party Terms"); provided, however that any transfer by the Compelled Holders of Capital Stock shall be made against delivery of immediately available funds payable to such Compelled Holders; and (III) that the third party has been informed of the "Drag-Along Right" provided for in
                                               ----------------
         this Section 3(b)(x) and has agreed to purchase all outstanding Capital Stock in accordance with the terms hereof.

              (E) Upon the giving of the Transferor Drag-Along Notice, each Compelled Holder shall be entitled and obligated to sell to the third party all of his, her, or its Capital Stock on the Drag-Along Third Party Terms or his, her, or its Applicable Percentage of outstanding Common Stock and In-the-Money Warrants, whichever the case may be; provided, however, that neither the Drag-Along Group nor any Compelled Holder shall consummate the sale of any Capital Stock owned by it unless the third party purchases all of the Capital Stock described in the Transferor Drag-Along Notice. If the third party does not purchase all Capital Stock owned by each Compelled Holder or the Applicable Percentage of each Holder's of outstanding Common Stock and In-the-Money Warrants as required by this Section 3(b)(x), then any transfer by the Drag-Along Group and all Compelled Holders to such third party shall be null and void and of no effect whatsoever.

    (c)  Securities Law Compliance.  Notwithstanding anything to the contrary
         -------------------------
contained herein, no transfer of any Capital Stock of a Holder shall be permitted if such transfer will violate the registration requirements of applicable securities laws or cause any prior offer and sale of shares of Capital Stock to violate such requirements. The Company may require the proposed transferee to deliver to the Company acceptable representations and warranties respecting his, her, or its status under applicable securities laws and investment intent with respect to the Capital Stock, and may require the transferor and transferee to supply such other documentation as the Company may deem advisable in its sole discretion, including an opinion of counsel that the subject transfer complies with applicable securities laws and regulations.

    (d)  Transfers to Affiliates.  Each Holder represents and warrants that he,
         -----------------------
she, or it has no present intention or pre-existing plan or arrangement to transfer any of its Capital Stock to an Affiliate or any third party. However, subject to the requirements of Section 3(c) hereof, a Holder may transfer all or any part of the Capital Stock held by it to an Affiliate of such Holder, provided such Holder first obtains the written undertaking of such Affiliate expressly for the benefit of such Holder, the Company, and the other Holders:
(i) to transfer such Capital Stock to such Holder (or such Holder's successor or permitted assigns) or to offer the Capital Stock in accordance with the provisions of Section 3(b) hereof when such Affiliate ceases to be an Affiliate of such Holder; and (ii) that all of the Capital Stock of the Company that has been transferred to such Affiliate shall remain subject to all the terms and restrictions of this Agreement as provided herein. The provisions of Section 8 hereof shall apply to any transfer of Capital Stock by a Holder to an Affiliate. In the event an Affiliate that is a transferee under this Section 3(d) ceases to be an Affiliate of the transferring Holder, such Holder shall, cause such Affiliate to transfer to such Holder (or to another Affiliate of such Holder or to such Holder's successor or permitted assigns) all the transferred Capital Stock owned by such former Affiliate in accordance with such undertaking immediately prior to the time such Affiliate ceases to be an Affiliate of such Holder or such Holder must offer such Capital Stock for sale in accordance with the provisions of Section 3(b). An Affiliate that is a transferee under this
Section 3(d) shall, but only to the extent permitted by its undertaking with the transferring Holder, be permitted to transfer the Capital Stock in accordance with Section 3(b). In addition, transferors of Capital Stock permitted under this Section 3(d) between Affiliates of the same Holder shall not be deemed to be Voluntary Transfers pursuant to Section 3(b).

    (e)  Waiver of First Right of Refusal by Unanimous Vote of Board.
         -----------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, the Board of Directors may, by unanimous vote, waive the shareholders' first right of refusal, the Company's first right of refusal and the other restrictions under this Section 3 except as to an Affected Holder's first right of refusal in the case of an Involuntary Transfer.

    (f)  Regulatory Compliance Cooperation.
         ---------------------------------

    (i) If CIBC determines that is has a Regulatory Problem (as defined below), then CIBC shall have the right to, and the Company shall take all such actions as are reasonably requested by CIBC in order to, (a) effectuate and facilitate the exchange of all or any portion of any voting security then held by CIBC on a share-for-share basis for shares of a nonvoting security of the Company, which nonvoting security shall be identical in all respects to the voting security exchanged for it, except that it shall be nonvoting and shall be convertible into a voting security on such terms as are requested by CIBC in light of regulatory considerations then prevailing and CIBC may transfer such nonvoting securities to an Affiliate of CIBC pursuant to Section 3(d) above, and (b) amend this Agreement, the Certificate, the Bylaws and related agreements and instruments to effectuate and reflect the foregoing. The parties to this Agreement agree to vote their securities in favor of such amendments and actions.

    (ii) For purposes of this Agreement, a "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by a governmental regulatory agency (or CIBC advises the Board of Directors that CIBC believes that there is a substantial risk of such assertion) that CIBC is not entitled to hold or exercise any significant right with respect to, the Common Stock.

    4.   SUBSCRIPTION RIGHTS.
         -------------------

    The Company will not issue or sell any New Securities without first complying with this Section 4; provided that Holders holding at least seventy-five percent (75%) of the outstanding Common Stock and Warrants (having a strike price less than the per share Fair Market Value of the Common Stock) at the time may agree in writing to waive the provisions of this Section 4, and such waiver will be binding on all Holders.

    (a) If the Company proposes to issue or sell New Securities, it will give each Holder written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue or sell the New Securities. If New Securities are to be offered or sold as part of a unit with other securities of the Company, the subscription right granted by this Section 4 will apply to such units and not to the individual New Securities comprising such units.

    (b) Each Holder will have twenty (20) days from the date of receipt of any such notice to agree to purchase up to its respective Pro Rata Share of the New Securities, for the price and on the other terms specified in the notice, by giving written notice to the Company stating the quantity of New Securities agreed to be purchased.

    (c) If a Holder fails to exercise such subscription right fully within such twenty (20) day period, the other Holders will have an additional five (5) day period to purchase the portion not purchased by such Holder, in the same proportion in which such other Holders were entitled to purchase the New Securities. Thereafter, the Company will have ninety (90) days to sell any New Securities at the same price and on the same other terms specified in the Company's notice. If the Company has not sold the New Securities within such ninety (90) day period, the Company will not thereafter issue or sell any New Securities without first offering such securities in the manner provided above.

    (d) The foregoing subscription right may not be assigned or transferred apart from the Capital Stock.

    5.   TERMINATION.  This Agreement shall terminate:
         -----------

    (a) in respect of all Holders, upon (i) the effective date of a Public Offering by the Company, (ii) the merger, consolidation or reorganization of the Company, or the sale of all or substantially all of the assets of the Company, if, immediately following such transaction, the Persons who were stockholders of the Company immediately prior to such transaction own less than a majority of the combined voting power to elect directors and the combined equity ownership interest in the surviving entity, or such surviving entity has publicly traded Common Stock not held by the parties to the Agreement with a market value in excess of $30,000,000 and listed on a national securities exchange or national market system, or (iii) the written consent of CIBC, the Talton Holders, Regent and the EUFCC Holders (but only so long as each such party is entitled to designate at least one (1) member of the Board of Directors pursuant to Section 2 hereof) and a Majority in Interest of the Other Holders; or

    (b) in respect of any Holder, when such Holder no longer owns any Capital Stock.

    6.   REQUIRED ACTIONS.  Each Holder and the Company shall take all action
         ----------------
reasonably within its power to cause the Company to fulfill the following obligations and requirements:

    (a)  Reimbursement for Organizational Expenses.  The Company shall reimburse
         -----------------------------------------
the EUFCC Holders and their Affiliates for all reasonable expenses, disbursements, and advances incurred or made, and all fees, deposits, and other sums paid in connection with the organization of the Company, the qualification of the Company to do business, the acquisition of the assets of the Company, the financing of both the acquisition and the operation of the assets by the Company, and all related matters, provided, however, as to out-of-pocket costs incurred by the EUFCC Holders and their Affiliates for travel, entertainment, telephone, delivery expenses, and copying charges, and other similar out-of-pocket expenses, reimbursement of such out-of-pocket costs shall not exceed $100,000 in the aggregate unless otherwise approved by the Board of Directors.

    (b)  Reimbursement for Operational Expenses.  The Company shall enter into a
         --------------------------------------
Consulting and Strategic Services Agreement with certain Affiliates of the EUFCC Holders pursuant to which such Affiliates agree to provide certain consulting services to the Company in exchange for the compensation provided therein, and reimbursement of all reasonable, direct, third-party costs and expenses that are incurred on behalf of, or in connection with, the management and operation of the business of the Company, including, but not limited to, that portion of the EUFCC Holders' Affiliates' legal and accounting costs and expenses, telephone, travel, and entertainment expenses, and additional expenses that are necessary or appropriate to the conduct of the Company's business and allocable to the Company the aggregate amount of such reimbursement not to exceed $75,000 per year, unless otherwise approved by the Board of Directors.

    (c) The Company shall enter into a Registration Rights Agreement substantially in the form attached hereto as Exhibit B, with each Holder in respect to the Capital Stock owned or which may be acquired by such Holder.

    (d)  The Company will furnish the following reports to each Holder:

         (i) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated and consolidating balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated and consolidating statements of earnings and cash flows of the Company and its subsidiaries for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by the Chief Financial Officer and independent public accountants of recognized national standing selected by the Company, and a Company prepared comparison to the Company's operating plan for such year.

         (ii) As soon as practicable after the end of each quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of each such quarterly period, and consolidated and consolidating statements of earnings and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding period of the previous fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

         (iii) As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, a written statement setting forth management's discussion and analysis of the financial condition and results of operations of the Company and its Subsidiaries for such fiscal quarter.

         (iv) The Company will permit any Significant Holder (or a representative of any Significant Holder) to visit and inspect any of the properties of the Company, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

         (v) The Company will deliver the reports described below to each Significant Holder, who so requests in writing:

              (A) As soon as practical after the end of each month and in any event within forty-five (45) days thereafter, a consolidated and consolidating balance sheet of the Company and its subsidiaries as at the end of such month and consolidated and consolidating statements of earnings and cash flows of the Company and its subsidiaries, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors, and accompanied by a written statement setting forth management's discussion and analysis of the financial condition and results of operations of the Company and its Subsidiaries for such month.

              (B) As soon as practicable after the end of each fiscal year (and in any event no later than sixty (60) days thereafter) the financial plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which financial plan shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year. Any material changes in such business plan shall be delivered to each Significant Holder as promptly as practicable after such changes have been approved by the Board of Directors of the Company and in any event within 30 days after the end of each fiscal quarter.

              (C) With reasonable promptness, such other information and data with respect to the Company and its subsidiaries as any such person may from time to time reasonably request.

              (D) As soon as practicable after transmission or occurrence and in any event within ten (10) days thereof, copies of any reports or communications delivered to any class of the Company's Holders or broadly to the financial community, including any filings by the Company with any securities exchange, the Securities and Exchange Commission, or the National Association of Securities Dealers, Inc.

    (e) The provisions of Section 6(d) and this Section 6(e) shall not be in limitation to any rights which any Holder or Significant Holder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

    (f) Anything in Sections 6(d) and 6(e) to the contrary notwithstanding, no Holder or Significant Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company except as otherwise required by law. Each Significant Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to Section 6(d). The Company shall not be required to comply with
Section 6(d) in respect of any Holder whom the Company reasonably determines to be a competitor or an officer, employee, director or greater than ten percent (10%) stockholder of a competitor.

    (g) Each Holder hereby agrees to execute pledge agreements, blank stock powers, and other documents to evidence the pledge of his, her, or its Capital Stock as security for the obligations of the Company under that certain Credit Agreement for the Company's senior secured debt.

    7.   AMENDMENT.  This Agreement may be amended by the written consent of
         ---------
CIBC, the Talton Holders, Regent, the EUFCC Holders (but only so long as each such party is entitled to designate at least one (1) member of the Board of Directors pursuant to Section 2 hereof and only so long as such modification or amendment would affect such Holder's rights or obligations hereunder) and a Majority in Interest of the Other Holders, and as so amended shall be binding on all parties. Notwithstanding the foregoing, no provision of this Agreement shall be amended, altered, changed, repealed or rescinded if the effect thereof would be to materially adversely affect the rights of, or materially increase the restrictions on or obligations of, one or more Holders, without the prior written consent of such Holders.

    8.   SHARES SUBJECT TO THIS AGREEMENT.  All Capital Stock of the Company now
         --------------------------------
owned or hereafter acquired by any of the Holders shall be subject to the terms of this Agreement. In the event any Capital Stock is issued by the Company or transferred in accordance with the terms of this Agreement, the Company or the transferring Holder (as applicable) shall require as a condition precedent to such transfer that the transferee (to the extent such Person is not at such time a party to this Agreement) execute a counterpart of this Agreement agreeing to be subject to all of the terms and restrictions contained herein. Upon execution of such counterpart of this Agreement and compliance with any other requirement imposed by this Agreement with respect to such transfer, such transferee shall become a "Holder" under this Agreement. The Company hereby agrees to grant to any such new Holder the registration rights granted to the other Holders as provided in the form of the Registration Rights Agreement attached hereto.

    9.   LEGENDS.  Certificates evidencing Capital Stock shall contain
         -------
substantially the restrictive legends set forth on EXHIBIT A attached hereto for
                                                   ---------
so long as this Agreement is in effect or any restrictions on transfer apply.

    10.  WITHHOLDING.  The Company, to the extent required by law, may withhold
         -----------
and pay over, or otherwise pay, any withholding or other taxes, and any penalties and/or interest associated with such withholding or other taxes, payable by the Company with respect to any Holder as a result of such Holder's participation in the Company.

    11.  JUNIOR PREFERRED.  Upon the unanimous consent of the Board of
         ----------------
Directors, the Company may issue a series of Junior Preferred Stock which is subordinate to the Senior Preferred Stock and senior to the Common Stock. Such Junior Preferred Stock shall contain a liquidation preference of $1,000 per share and shall be redeemable by the Company at any time for an amount equal to said liquidation preference. Upon the unanimous consent of the Board of Directors, the Company may issue to each Holder of Class A Common one share of Junior Preferred Stock in exchange for each share of Class A Common held by such Holder and such Holder shall hereunder agree to such exchange upon issue of said Junior Preferred Stock provided that issues of Junior Preferred Stock must be made subject to the rights of the parties under the Registration Rights Agreement, to all Holders of Class A Common on a pro rata basis and no more than ninety percent (90%) of the Class A Common may be exchanged for Junior Preferred Stock.

    12.  GENERAL PROVISIONS.
         ------------------

    (a)  Addresses and Notices:
         ---------------------

         (i) The address of each Holder for all purposes under this Agreement shall be the address set forth for such Holder on Schedule 1 or Schedule 2 (as applicable). The address of the Company for all purposes under this Agreement is 3811 Turtle Creek Boulevard, Suite 1300, Dallas, Texas 75219,
    Telecopy: (214) 528-9929, Attention: Todd W. Follmer, or such other address of which the Holders have received ten (10) days prior written notice.

         (ii) Any notices, demand, request or report required or permitted to be given by or made to the Company or any Holder under this Agreement shall be in writing and shall be deemed given or made (A) when delivered in person, (B) one day after being sent by overnight delivery service or (C) three (3) business days after the date of mailing when sent by United States registered or certified mail to the address referenced in Section 12(a)(i) above.

    (b)  Titles and Captions.  All section titles and captions in this Agreement
         -------------------
are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend, or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Sections" are to Sections of this Agreement.

    (c)  Pronouns and Plurals.  Whenever the context may require, any pronoun
         --------------------
used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa.

    (d)  Further Action.  The parties shall execute all documents, provide all
         --------------
information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

    (e)  Binding Effect.  This Agreement shall be binding upon and inure to the
         --------------
benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. The Company shall not be entitled to assign any of its rights or transfer any of its obligations under this Agreement without first obtaining the written consent of all Holders.

    (f)  Final Agreement.  This Agreement and the other written agreements
         ---------------
executed contemporaneously with this Agreement represent the final agreement between the parties and supersede and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

    (g)  Creditors.  None of the provisions of this Agreement shall be for the
         ---------
benefit of or enforceable by any creditors of the Company, except as otherwise expressly provided herein.

    (h)  Waiver.  No failure by any party to insist upon the strict performance
         ------
of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement, or condition. No single or partial exercise of any power or right shall preclude any other or further exercise thereof or the exercise of any other power or right. No waiver by a party of any right hereunder or of any default by another shall be binding upon such party unless in writing.

    (i)  Counterparts.  This Agreement may be executed in counterparts, all of
         ------------
which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

    (j)  APPLICABLE LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
         --------------
AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

    (k)  Invalidity of Provisions.  If any provision of this Agreement is
         ------------------------
declared or found to be illegal, unenforceable, or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable, or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

    (l)  Specific Performance.  The Holders and the Company recognize that the
         --------------------
obligations imposed on them under this Agreement are special, unique and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Holders and the Company may have specific performance (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

    (m)  Mandatory Arbitration.  Any controversy or claim between or among the
         ---------------------
parties hereto, including but not limited to those arising out of or relating to this Agreement, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or, if not applicable, the applicable Delaware law), the rules of practice and procedure for the arbitration of commercial disputes of the American Arbitration Association

("A.A.A."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action.

         (i)  Special Rules. The arbitration shall be conducted in the Borough
              -------------
    of Manhattan, New York, New York and administered by A.A.A., who will appoint an arbitrator. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration. Further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

    IN WITNESS WHEREOF, the parties hereto have executed a counterpart signature page of this Agreement as of the date first above written.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


TALTON HOLDINGS, INC.
---------------------
(name of entity)


By:     /s/ JOSEPH P. URSO
     ------------------------
Name:   Joseph P. Urso
Title:  President


Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


Partnership:


------------------------------
(name of partnership)

By:
   ---------------------------
    (name of general partner)


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


Individual:


   /s/ JULIUS E. TALTON
-----------------------------
Name:  Julius E. Talton*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



    December 19, 1996                             /s/ PEARLE L. TALTON
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                    Pearle L. Talton
                                       -----------------------------------------
                                                         (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------


Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------


Individual:


  /s/ JULIUS E. TALTON, JR.
-----------------------------
Name:  Julius E. Talton, Jr.*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



    December 19, 1996                              /s/ RUTH J. TALTON
--------------------------             -----------------------------------------
        (Date)                                          (Signature)

                                                     Ruth J. Talton
                                       -----------------------------------------
                                                         (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


Partnership:


------------------------------
(name of partnership)

By:
   ---------------------------
    (name of general partner)


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


Individual:


     /s/ JAMES E. LUMPKIN
------------------------------
Name:  James E. Lumpkin*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



      December 19, 1996                            /s/ PEGGY LUMPKIN
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                      Peggy Lumpkin
                                       -----------------------------------------
                                                          (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


CIBC WOOD GUNDY VENTURES, INC.



By:     /s/ BARRY STEWART
     ------------------------
Name:   Barry Stewart
Title:  Director, Secretary


Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


-----------------------------
Name:*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------


Partnership:


-----------------------------
(name of partnership)

By:__________________________
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


      /s/ TERRY MATLACK
-----------------------------
Name:  Terry Matlack*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.


    December 18, 1996                             /s/ CATHY MATLACK
--------------------------             -----------------------------------------
         (Date)                                       (Signature)

                                                     Cathy Matlack
                                       -----------------------------------------
                                                         (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


      /s/ JOHN R. SUMMERS
-----------------------------
Name:  John R. Summers

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



                                                /s/  PAMELA S. SUMMERS
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                    Pamela S. Summers
                                       -----------------------------------------
                                                          (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


  /s/ RICHARD C. GREEN, JR.
-----------------------------
Name:  Richard C. Green, Jr.*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



     December 17, 1996                            /s/ NANCY R. GREEN
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                     Nancy R. Green
                                       -----------------------------------------
                                                          (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


    /s/ ROBERT K. GREEN
-----------------------------
Name:  Robert K. Green*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



     December 18, 1996                              /s/ JULIE GREEN
--------------------------             -----------------------------------------
          (Date)                                      (Signature)

                                                      Julie Green
                                       -----------------------------------------
                                                        (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


   /s/ T. RANDALL THOMPSON
-----------------------------
Name:  T. Randall Thompson*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



    December 15, 1996                             /s/ GAY C. THOMPSON
--------------------------             -----------------------------------------
          (Date)                                      (Signature)

                                                    Gay C. Thompson
                                       -----------------------------------------
                                                        (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


     /s/ ROGER K. SALLEE
-----------------------------
Name:  Roger K. Sallee*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



     December 17, 1996                              /s/ VICKI SALLEE
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                     Vicki Sallee
                                       -----------------------------------------
                                                        (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


      /s/ DAVID P. LORENZ
-----------------------------
Name:  David P. Lorenz*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



                                                 /s/ DENNY KAE LORENZ
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                    Denny Kae Lorenz
                                       -----------------------------------------
                                                         (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------


Individual:


      /s/ JOHN C. DUNN
-----------------------------
Name:  John C. Dunn*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.


                                                   /s/ ANITA M. DUNN
--------------------------             -----------------------------------------
          (Date)                                      (Signature)

                                                     Anita M. Dunn
                                       -----------------------------------------
                                                        (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


      /s/ JOHN R. BAKER
----------------------------
Name:  John R. Baker*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



          December 15, 1996                  /s/ ELIZABETH J. BAKER
 ------------------------------      -----------------------------------
              (Date)                               (Signature)

                                                Elizabeth J. Baker
                                     -----------------------------------
                                                     (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-------------------------------------
(name of entity)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:


---------------------------------------
        (name of partnership)

By:
   ------------------------------------
      (name of general partner)

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

Individual:

  /s/  GREGG L. ENGLES
---------------------------------------
Name:  Gregg L. Engles*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.


         December 17, 1996                /s/ CYNTHIA K. ENGLES
 ------------------------------      -----------------------------------
              (Date)                             (Signature)

                                              Cynthia K. Engles
                                     -----------------------------------
                                                  (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:

---------------------------------------
(name of entity)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

Partnership:

--------------------------------------
     (name of general partner)
By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

Individual:

       /s/ JOSEPH P. URSO
---------------------------------------
Name:      Joseph P. Ursos*



*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



          December 17, 1996                  /s/ LIZA P. URSO
 ---------------------------------    --------------------------------
              (Date)                             (Signature)

                                               Liza P. Urso
                                      --------------------------------
                                                   (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:

-------------------------------
(name of entity)



By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:


---------------------------------------
(name of partnership)


By:
   ------------------------------------
    (name of general partner)

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

Individual:


      /s/ TODD W. FOLLMER
---------------------------------------
Name:  Todd W. Follmer*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.


        December 17, 1996                   /s/ TRACI R. FOLLMER
-----------------------------------   -----------------------------------
         (Date)                                   (Signature)

                                              Traci R. Follmer
                                      -----------------------------------
                                                     (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-------------------------------
(name of entity)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:


      ONYX TALTON PARTNERS, L.P.
---------------------------------------
(name of partnership)

By:   Onyx Partners, Inc.
   ------------------------------------
    (name of general partner)


By:   /s/ DAVID A. SACHS
    -----------------------------------
Name:  David A. Sachs
Title:  Vice President


Individual:
---------------------------------------

Name:                                  *
      ---------------------------------
*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


--------------------------------------
(name of entity)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:

     SACHS INVESTMENT PARTNERS
--------------------------------------
(name of partnership)

By:   David A. Sachs
    -----------------------------------
    (name of general partner)


By:   /s/ DAVID A. SACHS
    -----------------------------------
Name:  David A. Sachs
Title:  General Partner


Individual:

---------------------------------------
Name:                                  *
     ----------------------------------
*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


REGENT CAPTIAL EQUITY PARTNERS, L.P.
--------------------------------------
(name of entity)

By:  Regent Capital Partners, L.P.,
      as general partner

By:  Regent Capital Holdings, Inc.,
      as general partner



By:     /s/ NINA MCLEMORE
    -----------------------------------
Name:   Nina McLemore
Title:  Managing Director


Partnership:


--------------------------------------
(name of partnership)

By:
    -----------------------------------
    (name of general partner)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

Individual:

---------------------------------------
Name:
     ----------------------------------



*If married, spouse should also sign the Spousal Consent on the next page.
Partnership:

                     SIGNATURES TO SHAREHOLDERS AGREEMENT
    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


RICHARD & NANCY BLOCH AS TRUSTEES FOR THE
-----------------------------------------
RICHARD & NANCY BLOCH FAMILY TRUST DTD 12/17/86
-----------------------------------------------
(name of entity)


By:     /s/ RICHARD L. BLOCH
     ----------------------------------
Name:  Richard L. Bloch
Title:  Trustee


Partnership:

---------------------------------------
(name of partnership)

By:
   ------------------------------------
    (name of general partner)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Individual:

---------------------------------------
Name:                                  *
    -----------------------------------


*If married, spouse should also sign the Spousal Consent on the next page.
Partnership:

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

   The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


--------------------------------------
(name of entity)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:

---------------------------------------
 (name of partnership)

By:
   ------------------------------------
    (name of general partner)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Individual:


      /s/ ABRAHAM L. MORRIS
---------------------------------------
Name:  Abraham L. Morris*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



          December 19, 1996                   /s/ ANDREA H. MORRIS
------------------------------------    -----------------------------------
             (Date)                                (Signature)

                                                 Andrea H. Morris
                                        -----------------------------------
                                                      (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


---------------------------------------
(name of entity)



By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:


  MAISS FAMILY PARTNERSHIP, L.P.
---------------------------------------
(name of partnership)

By:   Alan Maiss
   ------------------------------------
         (name of general partner)


By:   /s/ ALAN MAISS
   ------------------------------------
Name:  Alan Maiss
Title:  General Partner


Individual:


---------------------------------------
Name:                                  *
     ----------------------------------
*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:


---------------------------------------
(name of partnership)

By:
   ------------------------------------
    (name of general partner)



By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Individual:


      /s/ NOBATAKA MUTAGUCHI
---------------------------------------
Name:  Nobataka Mutaguchi*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


---------------------------------------
(name of entity)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:


---------------------------------------
(name of partnership)

By:
    -----------------------------------
        (name of general partner)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Individual:


      /s/ SADAFUMI TAKAKUBO
---------------------------------------
Name:  Sadafumi Takakubo*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


---------------------------------------
(name of entity)



By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:


---------------------------------------
(name of partnership)

By:
   ------------------------------------
      (name of general partner)



By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Individual:


      /s/ MICHIO SOGA
---------------------------------------
Name:  Michio Soga*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


CAPITAL ALLIANCE CORPORATION
---------------------------------------
(name of entity)



By:     /s/ EDWARD J. DAWSON
     ----------------------------------
Name:  Edward J. Dawson
Title:  President


Partnership:


---------------------------------------
(name of partnership)

By:
   ------------------------------------
    (name of general partner)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Individual:


---------------------------------------
Name:                                  *
     ----------------------------------
*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


--------------------------------------
(name of entity)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Partnership:


---------------------------------------
(name of partnership)

By:
   ------------------------------------
    (name of general partner)


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Individual:


        /s/ JAMES G. BURTON
---------------------------------------
Name:  James G. Burton*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



          December 13, 1996                  /s/ VICTORIA M. BURTON
--------------------------------------  --------------------------------
              (Date)                            (Signature)

                                             Victoria M. Burton
                                        --------------------------------
                                                   (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)

By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------



Partnership:


   STREMMEL CAPITAL GROUP
-----------------------------
(name of partnership)

By:   Peter Stremmel
   --------------------------
    (name of general partner)


By:   /s/ PETER STREMMEL
   --------------------------
Name:  Peter Stremmel
Title:  Partner


Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


LEWIS A. LEVEY, TRUSTEE
-----------------------
LEWIS A. LEVEY REVOCABLE TRUST
------------------------------
DATED 12/15/95
--------------
(name of entity)



By: /s/ LEWIS A. LEVEY, TRUSTEE
    ---------------------------
Name:  Lewis A. Levey
Title: Trustee


Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


TARRAGONA FUND, INC.
--------------------
(name of entity)



By:    /s/ P.J. WENTZEL
   --------------------------
Name:  P.J. Wentzel
Title: Director


By: /s/ ANTHONY H. MARKHAM
   --------------------------
Name:  Anthony H. Markham
Title: Director


Partnership:


-----------------------------
(name of partnership)

By:__________________________
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


BONNINGTON CORPORATION
-----------------------------
(name of entity)



By:  /s/ LOURDES A. GARCIA
   --------------------------
Name:  Lourdes A. Garcia
Title: President


Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


    /s/ JULIE E. SILCOCK
-----------------------------
Name:  Julie E. Silcock*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



    December 14, 1996                               /s/ JIM SILCOCK
--------------------------             -----------------------------------------
         (Date)                                       (Signature)

                                                      Jim Silcock
                                       -----------------------------------------
                                                         (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


      /s/ JIM SILCOCK
-----------------------------
Name:  Jim Silcock*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



    December 14, 1996                            /s/ JULIE E. SILCOCK
--------------------------             -----------------------------------------
         (Date)                                       (Signature)

                                                   Julie E. Silcock
                                       -----------------------------------------
                                                         (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


   NOLL INVESTMENTS LLP
----------------------------
(name of partnership)

By:   Tracy Noll
   ---------------------------
    (name of general partner)


By:   /s/ TRACY NOLL
   ---------------------------
Name:  Tracy Noll
Title:  President


Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


FIELD TELECOMMS PROFIT SHARING PLAN
-----------------------------------
(name of entity)



By:   /s/ JOHN R. CHRISTIE
   --------------------------
Name:  John R. Christie
Title: President/Trustee


Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------


Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


  /s/ WALDEMAR D. MAYA, JR.
-----------------------------
Name:  Waldemar D. Maya, Jr.*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


   /s/ ROBERT L. KAMINSKI
-----------------------------
Name:  Robert L. Kaminski*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



                                                   /s/ SUSAN KAMINSKI
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                      Susan Kaminski
                                       -----------------------------------------
                                                           (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


      /s/ JOHN S. BAIN
-----------------------------
Name:  John S. Bain*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


      /s/ ILAN BIALER
-----------------------------
Name:  Ilan Bialer*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


THE BIALER FAMILY TRUST DATED 10/13/92
--------------------------------------
(name of entity)



By:     /s/ JOE BIALER
   --------------------------
Name:  Joe Bialer
Title: Trustee


Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


  /s/ DONALD W. CHESTER, M.D.
------------------------------
Name:  Donald W. Chester, M.D.*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



     December 17, 1996                            /s/ JOAN CHESTER
--------------------------             -----------------------------------------
        (Date)                                       (Signature)

                                                     Joan Chester
                                       -----------------------------------------
                                                        (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


------------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


    /s/ JOHN T. TIERNEY
-----------------------------
Name:  John T. Tierney*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


      /s/ CARL C. CHRISTOFF
-----------------------------
Name:  Carl C. Christoff*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



                                                /s/ GINA H. CHRISTOFF
--------------------------             -----------------------------------------
          (Date)                                       (Signature)


                                                  Gina H. Christoff
                                       -----------------------------------------
                                                       (Name)

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
    -------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


  /s/ JEFF AND CURRAN DANDURAND
--------------------------------
Name:  Jeff J. Dandurand*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



    December 18, 1996                            /s/ JEFF J. DANDURAND
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                   Jeff J. Dandurand
                                       -----------------------------------------
                                                        (Name)

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



     December 16, 1996                            /s/ CURRAN DANDURAND
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                    Curran Dandurand
                                       -----------------------------------------
                                                         (Name)

                           SIGNATURES TO SHAREHOLDER

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


DOROTHY RICHARDS INTERVIVOS TRUST DATED 7/6/91
----------------------------------------------
(name of entity)



By:   /s/ DOROTHY RICHARDS
   --------------------------
Name:  Dorothy Richards
Title:  Trustee


Partnership:


----------------------------
(name of partnership)

By:
   -------------------------
   (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


-----------------------------
Name:                        *
     ------------------------

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


   /s/ CARL A. MAYER, JR.
-----------------------------
Name:  Carl A. Mayer, Jr.*

*If married, spouse should also sign the Spousal Consent on the next page.

                     SIGNATURES TO SHAREHOLDERS AGREEMENT

    The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of ______________, among Talton Holdings, Inc. and the Holders identified therein.

Corporation or Trust:


-----------------------------
(name of entity)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Partnership:


-----------------------------
(name of partnership)

By:
   --------------------------
    (name of general partner)


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

Individual:


     /s/ ROHNN M. LAMPI
------------------------------
Name:  Rohnn M. Lampi*

*If married, spouse should also sign the Spousal Consent on the next page.

                                SPOUSAL CONSENT


    I acknowledge that I have read the foregoing Shareholders Agreement of Talton Holdings, Inc., that I know its contents, that I consent thereto and that I agree to be bound by its terms and become a party thereto. I am aware that by its provisions, among other things, my spouse is required to sell his/her Capital Stock in Talton Holdings, Inc., including my community property or other interest therein (if any), upon his/her death and upon certain other events and that the transfer of such Capital Stock is otherwise restricted and that I or my spouse's estate may be required thereunder to sell such shares of Capital Stock. I am also aware of the rights granted to my spouse and the other parties to the Agreement to purchase any Capital Stock of Talton Holdings, Inc. that I may acquire by virtue of an Involuntary Transfer (as defined in the Agreement), including without limitation any Capital Stock that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.



    December 16, 1996                             /s/ LESLIE B. LAMPI
--------------------------             -----------------------------------------
          (Date)                                       (Signature)

                                                    Leslie B. Lampi
                                       -----------------------------------------
                                                        (Name)

                                   EXHIBIT A
                           To Shareholders Agreement

                                Form of Legend
                                --------------


THE TRANSFER AND VOTING OF ANY SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A SHAREHOLDERS AGREEMENT AMONG TALTON HOLDINGS, INC. (THE "COMPANY") AND ITS SHAREHOLDERS AND WARRANT HOLDERS, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

THE COMPANY WILL FURNISH TO ANY SHAREHOLDER OR WARRANT HOLDER UPON REQUEST AND WITHOUT CHARGE A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR SPECIAL RIGHTS OF THE SHARES OF EACH CLASS AND OF EACH SERIES OF STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO ESTABLISH OTHER SERIES AND TO FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF ANY CLASS OR SERIES BY AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

                                   EXHIBIT B
                           To Shareholders Agreement

                         REGISTRATION RIGHTS AGREEMENT



           The Registration Rights Agreement is not attached hereto.
                It is produced as a separate material document.



                                     -110-